UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2009

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts		02199-8157
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)                                  Compensatory Arrangements of Certain Officers

On September 18, 2009, the Section 162(m) subcommittee (the “Subcommittee”) of the Compensation Committee of the Board of Directors of The First Marblehead Corporation (the “Corporation”):

•                  designated certain classes of employees as “covered employees” under the Corporation’s executive incentive compensation plan (the “Incentive Plan”) for the fiscal year ending June 30, 2010 (“Fiscal 2010”);

•                  specified a corporate performance threshold for Fiscal 2010 under the Incentive Plan; and

•                  allocated an incentive pool percentage to the designated classes of covered employees for Fiscal 2010 under the Incentive Plan.

The Subcommittee, which administers the Incentive Plan, has designated three classes of employees as covered employees under the Incentive Plan for Fiscal 2010: one class will be comprised of any employee holding the title of Chief Executive Officer as of June 30, 2010, one class will be comprised of any employee holding the title of Chairman as of June 30, 2010 and one class will be comprised of all employees holding the title of Managing Director as of June 30, 2010.

The incentive pool for Fiscal 2010 will be five percent of the Corporation’s income from operations for Fiscal 2010 (“Operating Income”).  In the event that the Corporation’s Operating Income equals or exceeds $10.0 million, the incentive pool will be allocated to the three classes of covered employees in accordance with the following percentages:

Class of Covered Employees	Incentive Pool Allocation
Chief Executive Officer	20%
Chairman	15%
Managing Director	65%

Any individual employee holding the title of Managing Director as of June 30, 2010 will be entitled to a maximum allocation of 4.64 percent of the incentive pool, and such percentage will be automatically adjusted downward, pro rata, if more than 14 individuals hold such title at June 30, 2010.

The incentive pool allocations above represent the maximum potential amount of each class’ annual incentive award under the Incentive Plan for Fiscal 2010.  The actual amount of any annual incentive award will depend on the actual amount of Operating Income.  In addition, the Subcommittee has full discretion to adjust the incentive pool allocations downward, but not upward, in determining the actual amount of any annual incentive awards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: September 23, 2009	By:	/s/ Peter B. Tarr
Peter B. Tarr

Chairman of the Board